                          TRADEMARK SECURITY AGREEMENT


     THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of February 27, 1997, by and between GFSI, Inc., a Delaware corporation ("Borrower"), and The First National Bank of Chicago, as contractual representative (the "Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                              W I T N E S S E T H:

     WHEREAS, Borrower, the Agent and certain financial institutions from time to time party thereto (the "Lenders") are parties to that certain Credit Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrower; and

     WHEREAS, Borrower and the Agent are parties to that certain Security Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Borrower has granted a security interest in certain of its assets to the Agent for the benefit of the Agent and the Holders of Secured Obligations; and

     WHEREAS, the Lenders have required Borrower to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

     (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

     (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

     2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

     3. Incorporation of the Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

     4. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Borrower hereby grants to the Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Borrower's now owned other than such as have been abandoned or not maintained by the Borrower as of the Closing Date or existing and hereafter acquired or arising:

          (i) trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and (a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, and damages and payments for past or future infringements or dilutions thereof, (c) the right (subject to Section 11) to sue for past, present and future infringements and dilutions thereof, (d) the goodwill of Borrower's business symbolized by the foregoing and connected therewith, and (e) all of Borrower's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (a)-(e) in this paragraph 4(i), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

          (ii) rights under or interest in any trademark license agreements or service mark license agreements with any other party where Borrower is a licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right after the occurrence and continuance of a Designated Default to prepare for sale and sell any and all Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 4 or any provision to the contrary in this Agreement, the Licenses shall not include (i) any license agreement in effect as of the date hereof which by its terms prohibits the grant of the security contemplated by this Agreement, provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 4 shall be deemed to apply thereto automatically or (ii) any license agreement where Borrower is the licensee under such license agreement.

     5. Restrictions on Future Agreements. Borrower will not, without the Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Borrower further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would materially affect the validity or enforcement of the rights transferred to the Agent under this Agreement or the rights associated with the Trademarks or Licenses.

     6. New Trademarks and Licenses. Borrower represents and warrants that, from and after the Closing Date, (a) the Trademarks listed on Schedule A include all of the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Borrower, (b) the Licenses listed on Schedule B include all of the trademark license agreements and service mark license agreements under which Borrower is the licensor and (c) no liens, claims or security interests in such Trademarks and Licenses have been granted by Borrower to any Person other than the Agent. If, prior to the termination of this Agreement, Borrower shall (i) obtain rights to any new trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals as licensor, or (iii) enter into any new trademark license agreement or service mark license agreement as licensor, the provisions of paragraph 4 above shall automatically, subject to the final sentence of
Section 4(ii), apply thereto. Borrower shall give to the Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence reasonably promptly after the occurrence thereof. Borrower hereby authorizes the Agent to modify this Agreement unilaterally (after giving written prior notice of such modification to the Borrower) (i) by amending Schedule A to include any future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule B to include any future trademark license agreements and service mark license agreements, which are Trademarks or Licenses under paragraph 4 above or under this paragraph 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future Trademarks or Licenses.

     7. Royalties. Borrower hereby agrees that the use by the Agent of the Trademarks and Licenses as authorized hereunder in connection with the Agent's exercise of its rights and remedies under paragraph 15 or pursuant to Section 17 of the Security Agreement shall be coextensive with Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Agent or the other Holders of Secured Obligations to Borrower.

     8. Right to Inspect; Further Assignments and Security Interests. The Agent shall have access to, examine, audit, make copies (at Borrower's expense) and extracts from and inspect Borrower's premises and examine Borrower's books, records and operations relating to the Trademarks and Licenses subject to and in accordance with the provisions of Section 6.2(F) of the Credit Agreement; provided, that in conducting such inspections and examinations, the Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Borrower's ordinary business operations. From and after the occurrence of a Designated Default, Borrower agrees that the Agent, or a conservator appointed by the Agent, shall have the right to establish such reasonable additional product quality controls as the Agent or such conservator may deem reasonably necessary to assure maintenance of the quality of products sold by Borrower under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Borrower agrees (i) not to sell or assign its respective interests in, or grant any exclusive license under, the Trademarks or the Licenses without the prior and express written consent of the Agent (such consent not to be unreasonably withheld), (ii) use commercially reasonable efforts to maintain the quality of such products as of the date hereof, and
(iii) not to change the quality of such products in any material respect without the Agent's prior and express written consent.

     9. Nature and Continuation of the Agent's Security Interest; Termination of the Agent's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the security interests created hereby shall automatically terminate and the Agent shall promptly execute and deliver to Borrower, at Borrower's expense, all termination statements and other instruments as may be necessary or desirable to terminate the Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Agent pursuant to this Agreement or the Security Agreement.

     10. Duties of Borrower. Borrower shall have the duty, to the extent desirable in the normal conduct of Borrower's business, to: (i) prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Borrower further agrees (i) not to abandon any Trademark or License without the prior written consent of the Agent (such consent not to be unreasonably withheld), and (ii) to use commercially reasonable efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Borrower's business. Any reasonable and documented expenses incurred in connection with the foregoing shall be borne by Borrower. Neither the Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Agent may do so at its option from and after the occurrence of a Default, and all reasonable and documented expenses incurred in connection therewith shall be for the sole account of Borrower and shall be added to the Secured Obligations secured hereby.

     11. The Agent's Right to Sue. From and after the occurrence and during the continuance of a Designated Default, the Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Agent shall commence any such suit, Borrower shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Agent in aid of such enforcement. Borrower shall, upon demand, promptly reimburse the Agent for all reasonable and documented costs and expenses incurred by the Agent in the exercise of its rights under this paragraph 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Agent).

     12. Waivers. The Agent's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Borrower and the Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is in writing signed by an officer of the Agent and directed to Borrower specifying such suspension or waiver.

     13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in paragraph 6 hereof or by a writing signed by the parties hereto.

     15. Cumulative Remedies; Power of Attorney. Upon the occurrence and during the continuance of a Designated Default Borrower hereby irrevocably designates, constitutes and appoints the Agent (and all Persons designated by the Agent in its sole and absolute discretion) as Borrower's true and lawful attorney-in-fact, and authorizes the Agent and any of the Agent's designees, in Borrower's or the Agent's name, to take any action and execute any instrument which the Agent reasonably deems necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, after the giving by the Agent of notice to Borrower of the Agent's intention to enforce its rights and claims against Borrower, including, without limitation, to (i) endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for the Agent in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, and (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms; provided, however, that the Borrower hereby irrevocably designates constitutes and appoints the Agent as Borrower's true and lawful attorney -in-fact and authorizes the Agent, at any time, to take any other actions with respect to the Trademarks or the Licenses as the Agent deems reasonably necessary to protect its own or the Holders of Secured Obligations' interests under the Credit Agreement consistent with the terms of this Agreement. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Secured Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Borrower acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

     The Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence and during the continuance of a Designated Default and the election by the Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Borrower agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Agent or any transferee of the Agent and to execute and deliver to the Agent or any such transferee all such agreements, documents and instruments as may reasonably be necessary, in the Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of a Designated Default, the Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Borrower agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition; provided, however, that the Agent may give any shorter notice that is commercially reasonable under the circumstances.

     16. Successors and Assigns. This Agreement shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns, as permitted and subject to the Credit Agreement. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Borrower; provided, however, that Borrower shall not voluntarily assign or transfer its rights or obligations hereunder without the Agent's prior written consent.

     17. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws (without regards to conflicts of law provisions) and decisions of the State of Illinois.

     18. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Credit Agreement.

     19. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     20. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     21. Merger. This Agreement represents the final agreement of the Borrower and the Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Borrower and the Agent or any Holder of Secured Obligations.

     22. Interpretation and Inconsistencies. The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Credit Agreement and the other Loan Documents. In the event that any provision of this Agreement shall be inconsistent with any provision of any other Loan Document, such provision of the other Loan Document shall govern.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                             GFSI, INC.



                                             By: /s/ Illegible
                                                 -------------------------------
                                                   Title:

ATTEST:


By: /s/ Illegible
   -------------------------
   Title: Asst. Secretary


                                             Accepted and agreed to as of the
                                             day and year first above written.

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Agent



                                             By: /s/ Illegible
                                                --------------------------------
                                                First Vice President



                 Signature Page to Trademark Security Agreement
                          dated as of February 27, 1997

                                   Schedule A
                                       to
                          Trademark Security Agreement

                          Dated as of February 27, 1997


                                   Trademarks

                  I.  U.S. Trademarks and Trademark Applications.

                  None, except:

 Trademark
Registration                               Registration Date                               Trademark
------------                               -----------------                               ---------
[1,887,563                                       04/04/95                              TANDEM
                                                                                       MARKETING]

1,797,387                                        10/05/93                              BIG COTTON


1,665,340                                        11/19/91                              NO NAME SAYS
                                                                                       YOUR NAME LIKE
                                                                                       OUR NAME

1,677,151                                        02/25/92                              GEAR FOR SPORTS

1,675,150                                        02/11/92                              GEAR FOR SPORTS
                                                                                       and Design

1,675,149                                        02/11/92                              GEAR FOR SPORTS
                                                                                       and Design

1,674,293                                        02/04/92                              GEAR FOR SPORTS

1,447,605                                        07/14/87                              ABOVE AND
                                                                                       BEYOND and Design

1,080,667                                        12/27/77                              SPORTHREADS

1,016,367                                        07/22/75                              WINNING WAYS

Trademark
Application                              Application Date                              Trademark
-----------                              ----------------                              ---------
75-166,714                                       09/16/96                              PROJECT WARMTH
                                                                                       and design

75-146,544                                       08/07/96                              GS and design

75-145,742                                       08/06/96                              GS and design

73-409,637                                       01/03/83                              STREET SMARTS




                                      Trademark and Service Mark Applications

                  None, except:

 Trademark
Registration                               Registration Date                               Trademark
------------                               -----------------                               ---------




                  II.  Foreign Trademarks and Trademark Applications.


                  None, except:

                            Serial Registra-
Country                         tion No.                   Registration Date                     Trademark
-------                         --------                   -----------------                     ---------
Switzerland                      426,873                       10/26/94                       GEAR FOR SPORTS

Switzerland                      423,902                       10/26/94                       GEAR FOR SPORTS

Denmark                          VR 2194                        4/3/92                        GEAR FOR SPORTS
                                                                                                and Design


Country                        Appln. No.                     Appln. Date                        Trademark
-------                        ----------                     -----------                        ---------

Italy                            91 1312                        4/10/91                       GEAR FOR SPORTS

United Kingdom                  1,589,028                      10/26/94                       GEAR FOR SPORTS

                                   Schedule B
                                       to
                          Trademark Security Agreement

                          Dated as of February 27, 1997


                               License Agreements

               None, except:


1. The License Agreement dated April 1, 1994 between Winning Ways, Inc., as Licensor, and Software Athletics, Inc., as Licensee, whereby Licensor granted Licensee the right to use the trademarks "GEAR FOR SPORTS" and "BIG COTTON", and the rights associated with those trademarks, in Canada.

STATE OF NEW YORK                   )
                                    )  SS
COUNTY OF NEW YORK                  )



     On this 26th day of February, 1997, before me personally came Nathan L. Bloch, to me known, who being by me duly sworn, did depose and say that he is First Vice President of The First National Bank of Chicago, the national banking association described in and which executed the foregoing instrument, and that he signed his name thereto on the date hereof by order of said national banking association.



                                                /s/ Keith D. Arnold
                                            -----------------------------
                                                   Notary Public

                                                    KEITH D. ARNOLD
                                            Notary Public, State of New York
                                                     No 01AR5050761
                                              Qualified in New York County
                                            Commission Expires Oct. 16, 1997

STATE OF NEW YORK                   )
                                    )  SS
COUNTY OF NEW YORK                  )



     On this 26th day of February, 1997, before me personally came A. Richard Caputo, Jr., to me known, who being by me duly sworn, did depose and say that he is Vice President of GFSI, INC., the Delaware corporation described in and which executed the foregoing instrument, and that he signed his name thereto on the date hereof by order of said corporation.



                                                /s/ Keith D. Arnold
                                            -----------------------------
                                                   Notary Public

                                                    KEITH D. ARNOLD
                                            Notary Public, State of New York
                                                     No 01AR5050761
                                              Qualified in New York County
                                            Commission Expires Oct. 16, 1997